                                                                    Exhibit 21.0

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries and partnership interests of Tarragon Realty Investors, Inc., and the state or other jurisdiction of organization or incorporation (indention means direct parent relationship):

                                                                             Jurisdiction of
                                                                             Organization or
Name of Entity                                                                Incorporation
--------------                                                                -------------

18607 Ventura Associates, Ltd. (59%)                                            California
Acadian Place Apartments, L.L.C. (99%)                                          Louisiana
Acadian Place Holdings, L.L.C.                                                  Louisiana
      Acadian Place Apartments, L.L.C. (1%)                                     Louisiana
Antelope Pines Estates, L.P. (1%)                                               California
Aspentree National Associates (99%)                                             Texas
Bayfront National Associates, L.P. (99%)                                        Texas
Carlyle Tower National Associates, L.P. (99%)                                   Michigan
Collegewood Property, Inc.                                                      Florida
Consolidated Capital Properties, II (99%)                                       Texas
      Bryan Hill Associates, Ltd. (99%)                                         Georgia
      English Village Partners, L.P. (1%)                                       California
Consolidated Century Centre Associates (99%)                                    California
Cornell National, L.L.C.                                                        California
Danforth National Apartments, Ltd. (59%)                                        Florida
Diamond Loch Partners, L.P. (99%)                                               Texas
Emerson Center Company (50%)                                                    Georgia
Forest Oaks National, Inc.                                                      Texas
      Lamplighter Associates (99%)                                              Georgia
Fountainhead Apartments National, Ltd. (99%)                                    Florida
Fountainhead, Inc. (50%)                                                        Florida
      Fountainhead Apartments, Ltd. (1%)                                        Florida
French Villa Apartments, L.L.C.                                                 Oklahoma
      French Villa National Associates (99%)                                    Oklahoma
Heather Limited Partnership (99%)                                               Maryland
Heron Cove, Inc.                                                                Florida
      National Omni Associates, L.P. (45.5%)                                    Delaware
      Palm Grove Gardens, Ltd. (90%)                                            Florida
      Silver Creek Apartments, Ltd. (90%)                                       Florida
Kirklevington Apartments, Inc.                                                  Kentucky
Lakepoint National, Inc.                                                        Tennessee
      Tarragon Lake Point, L.P. (1%)                                            Tennessee
Marina Park National Partners (90%)                                             Florida
Martin's Landing Associates, Ltd. (99%)                                         Georgia
Midway Mills Partners, L.P. (99%)                                               Texas
Morningside National, Inc.                                                      Florida

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                             Jurisdiction of
                                                                             Organization or
Name of Entity                                                                Incorporation
--------------                                                                -------------

Mountain View National, Inc.                                                     Nevada
      Danforth National Apartments, Ltd. (1%)                                    Florida
      Mountain View National, L.P. (1%)                                          Nevada
      Orange National Partners, Ltd. (1%)                                        Florida
      RI Panama City, Ltd. (1%)                                                  Florida
      Tarragon Savannah, L.P. (1%)                                               Georgia
Mountain View National, L.P. (99%)                                               Nevada
Mustang Creek National, L.P. (99%)                                               Texas
Mustang National, Inc.                                                           Texas
      Mustang Creek National, L.P. (1%)                                          Texas
National Income Realty Investors, Inc.                                           Nevada
      Bayfront National Associates, L.P. (1%)                                    Texas
      Bryan Hill Associates, Ltd. (1%)                                           Georgia
      Carlyle Tower National Associates, L.P. (1%)                               Michigan
      Consolidated Capital Properties II (.5%)                                   Texas
      Consolidated Century Centre Associates, L.P. (1%)                          California
      Emerson Center Company (50%)                                               Georgia
      Heather Limited Partnership (1%)                                           Maryland
      Houston Highway South, L.P. (1%)                                           Texas
      JS Acquisition Corp. (100%)                                                Nevada
      Lamplighter Associates, Ltd. (1%)                                          Georgia
      Marina Park National Partners (10%)                                        Florida
      Martin's Landing Associates, Ltd. (1%)                                     Georgia
      Midway Mills Partners, L.P. (1%)                                           Texas
      Parkdale Gardens National Corp.                                            Texas
             Observatory Partners, L.P. (1%)                                     Texas
      PB Acquisition Corp. (100%)                                                Nevada
             Ansonia Apartments, L.P. (70%)                                      Delaware
                   Autumn Ridge Partners                                         Connecticut
                   Lakeview Apartments, Ltd.                                     Connecticut
                   Meriden East Partners                                         Connecticut
      Rancho Sorrento Leasing Corp.                                              Nevada
      Regency Green National Corp.                                               Nevada
      Summit on the Lake Associates, Ltd. (1%)                                   Texas
      Tarragon Lake Point, L.P. (99%)                                            Tennessee
      Vistas at Lake Worth, L.P. (1%)                                            Texas
      Westdale National Associates, L.P. (1%)                                    Texas
      Woodbrier National, L.P. (1%)                                              Oklahoma
      Woodcreek National Associates, L.P. (1%)                                   Colorado
National Omni Associates, L.P. (70%)                                             Florida
Newport Plantation, L.C. (90%)                                                   Florida
Observatory Partners, L.P. (99%)                                                 Texas

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                             Jurisdiction of
                                                                             Organization or
Name of Entity                                                                Incorporation
--------------                                                                -------------

Orange National Partners, Ltd. (49%)                                             Florida
Orlando Central Park Tarragon, L.L.C.                                            Florida
Plaza Hills National, Inc.                                                       Missouri
Regent Circle, L.L.C. (99%)                                                      Florida
RI Panama City, Ltd. (49%)                                                       Florida
RI Windsor, Ltd. (49%)                                                           Florida
Southern Elms National Associates, L.P. (99%)                                    Oklahoma
Stewart Square National, Inc.                                                    Nevada
Summit on the Lake Associates, Ltd. (99%)                                        Texas
Tarragon Briarwest, Inc.                                                         Texas
      Tarragon Briarwest Partners (1%)                                           Texas
Tarragon Briarwest Partners (99%)                                                Texas
Tarragon Diamond Loch                                                            Texas
      Diamond Loch Partners, L.P. (1%)                                           Texas
Tarragon Huntsville Apartments, L.L.C. (50%)                                     Alabama
Tarragon Limited, Inc.                                                           Nevada
      Tarragon Time Square I, L.P. (99.9%)                                       Texas
      Tarragon University, L.P. (99.9%)                                          Texas
      Tarragon Turtle Creek, L.P. (99.9%)                                        Texas
Tarragon Mariner Plaza, Inc.                                                     Florida
Tarragon O'Hare Office Park, Inc.                                                Illinois
Tarragon Realty Advisors, Inc.                                                   New York
      Tarragon Management, Inc.                                                  Texas
Tarragon Savannah, L.P. (49%)                                                    Georgia
Tarragon Stoneybrook Apartments, L.L.C. (50%)                                    Florida
Tarragon Time Square, Inc.                                                       Texas
      Tarragon Time Square I, L.P. (.1%)                                         Texas
Tarragon Turtle, Inc.                                                            Texas
      Tarragon Turtle Creek, L.P. (.1%)                                          Texas
Tarragon University, Inc.                                                        Texas
      Tarragon University I, L.P. (.1%)                                          Texas
Texas National Construction, Inc.                                                Texas
TRI Antelope, Inc.                                                               Nevada
      Antelope Pines Estates, L.P. (48%)                                         California
TRI Woodcreek, Inc.                                                              Nevada
      Woodcreek Garden Apartments, L.P. (48%)                                    California
TTP Investors, Inc.                                                              California
      18607 Ventura Associates, Ltd. (1%)                                        California
Vinland Holly House, Inc.                                                        Florida
Vinland Oakbrook, Inc.                                                           Texas
Vinland Park 20, Inc.                                                            Florida

                         TARRAGON REALTY INVESTORS, INC.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                             Jurisdiction of
                                                                             Organization or
Name of Entity                                                                Incorporation
--------------                                                                -------------

Vinland Property Investors, Inc.                                                 Nevada
      Aspentree National Associates, L.P. (1%)                                   Texas
      French Villa National Associates, L.P. (1%)                                Oklahoma
      Southern Elms National Associates, L.P. (1%)                               Oklahoma
      Vinland Riverside Partners, L.P. (1%)                                      Texas
Vinland Riverside Partners, L.P. (99%)                                           Texas
Vintage at Legacy Lakes National, L.P. (99%)                                     Texas
Vintage National, Inc.                                                           Texas
      Vintage at Legacy Lakes National, L.P. (1%)                                Texas
Vistas at Lake Worth, L.P. (99%)                                                 Texas
Westdale National Associates, L.P. (99%)                                         Texas
Woodbrier National, L.P. (99%)                                                   Oklahoma
Woodcreek Garden Apartments, L.P. (1%)                                           California
Woodcreek National Associates, L.P. (99%)                                        Colorado
Woodcreek National, L.C.                                                         Florida